                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act of 1934


Date of Report (Date of earliest event reported):       March 4, 1999


                           QUICKSILVER RESOURCES INC.
           (Exact name of registrant as specified in its charter)

    Delaware                         001-14837                 75-2756163
 (State or other                    (Commission             (I.R.S. Employer
  jurisdiction                      File Number)           Identification No.)
of incorporation)


                 1619 Pennsylvania Avenue, Fort Worth, Texas 76104 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code       (817) 877-3151

                                        N/A
              (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

   On March 3, 1999, Quicksilver Resources Inc. (the "Registrant"), a Delaware corporation, held an Annual Meeting of Shareholders and approved the merger of MSR Exploration Ltd. ("MSR") with and into the Registrant (the "Merger") pursuant to the terms of the Agreement and Plan of Merger dated September 1, 1998 ( the "Merger Agreement"), by and among the Registrant and MSR. The Merger was consummated by filing with the Secretary of State of Delaware on March 4, 1999, a certificate of merger under the General Corporation Law of the State of Delaware, which certificate of merger specified that the effective time of the Merger was 12:15 p.m., Central time on March 4, 1999.

   Pursuant to the Merger Agreement and as a result of the Merger: (i) the separate corporate existence of MSR ceased, and all of the properties, rights, privileges, powers and franchises of MSR vested in the Registrant, which is the surviving corporation of the Merger, and all the debts, liabilities and duties of MSR attached to the Registrant; (ii) each share of Common Stock of MSR, $0.01 par value per share ("MSR Common Stock"), outstanding immediately prior to the effective time of the Merger was converted into the right to receive one tenth of one share of Common Stock of the Registrant, par value $0.01 per share ("Registrant Common Stock"). The exchange ratio was determined pursuant to arm's-length negotiations between the Registrant and MSR.

   MSR's principal line of business was the exploration, development, production and sale of crude oil and natural gas. The assets of MSR consisted of oil and gas property interests owned and operated principally in Montana and Texas.

   The shares of Registrant Common Stock being issued to the former holders of MSR Common Stock in the Merger are listed for trading on the American Stock Exchange as a substitute listing for the shares of MSR Common Stock. For additional information regarding the Merger, see the sections captioned
(i) "The Merger" and (ii) "Interests of Certain Persons in the Merger," which sections appear on pages 15 and 31, respectively, of the Proxy Statement of Registrant dated January 28, 1999 (the "Prospectus"), and which sections are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The following statements of revenue and direct operating expenses of MSR required by this item of Form 8-K have been previously reported (within the meaning thereof as defined in Rule 12b-2), in the Prospectus forming a part of its Registration Statement on Form S-4 (SEC File 333-66709). Accordingly, such statements are not included herein in reliance on General Instruction B.3 to Form 8-K and are incorporated herein by reference:

        Audited financial statements for the year ended December 31, 1997.

        Unaudited financial statement for the nine months ended September 30, 1998.

   (b) PRO FORMA FINANCIAL INFORMATION. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 and the unaudited pro forma consolidated balance sheet at September 30, 1998 of the Registrant required by this item of Form 8-K have been previously reported (within the meaning thereof as defined in Rule 12b-1), by Registrant in the Prospectus. Accordingly, such statements are not included herein in reliance on General Instruction B.3 to Form 8-K and are incorporated herein by reference.

   (c) EXHIBITS .

Exhibit
Number              Description
------              -----------
2.1          Agreement and Plan of Merger dated as of September 1, 1998 among
             MSR Exploration Ltd. and Quicksilver Resources Inc. as filed as
             Exhibit 2.1 of the Registrant's Registration Statement on
             Form S-4 (SEC No. 333-66709) and incorporated herein by
             reference).

99.1         Sections captioned (i) "The Merger," and (ii) "Interests of Certain
             Persons in the Merger" which sections appear on pages 15 and 31, respectively, of the Prospectus forming a part of its Registration
             Statement on Form S-4 (SEC No. 33-66709, and which sections are incorporated herein by reference).

99.2         Press Release dated March 4, 1999.

                                       SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   3/19/99
      ---------------------

                                            QUICKSILVER RESOURCES INC.


                                                /s/ Howard N. Boals
                                            ----------------------------------

                                            Name:   Howard N. Boals
                                                  ----------------------------

                                            Title:  Vice President - Finance
                                                   ---------------------------